T. Rowe Price International Equity Index Fund

Supplement to Prospectus Dated March 1, 2020

The fund’s Board of Directors has approved a change to the fund’s diversification policy under the Investment Company Act of 1940. Under the revised policy, effective November 19, 2020, the fund will continue to seek to match the performance of its benchmark index even if the fund becomes nondiversified (as defined under the Investment Company Act of 1940) as a result of changes in the composition of the index. Shareholder approval will not be sought if the fund changes from diversified to nondiversified status under such circumstances.

In addition, effective December 1, 2020, the fund will change the benchmark index that it tracks from the FTSE Developed ex North America Index Net to the MSCI EAFE Index Net.

Effective November 19, 2020, the following will be added under “Principal Investment Strategies” in section 1:

Because the fund typically holds securities in proportion to their weight in the index, the fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of changes in the composition of the index.

Effective December 1, 2020, the fund will begin seeking to match the performance of the MSCI EAFE Index Net, which will replace the FTSE Developed ex North America Index Net as the fund’s primary benchmark. The MSCI EAFE Index Net is a broadly diversified stock index designed to represent the performance of large- and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, and excluding the U.S. and Canada. The benchmark assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid. The index is weighted by market capitalization and the composition of the index is rebalanced semi-annually. As of August 31, 2020, there were 900 securities in the index.

Effective November 19, 2020, the following will be added under “Principal Risks” in section 1:

Nondiversification The fund may become nondiversified due to the composition of its benchmark index and thus invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the fund’s performance may be adversely affected, the fund’s shares may experience greater price volatility, and the fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political, or regulatory occurrence affecting these issuers.

Effective November 19, 2020, the following will be added under “Principal Investment Strategies” in section 2:

The fund intends to be diversified in approximately the same proportion as the index is diversified. The fund may become nondiversified, as defined in the Investment Company Act of 1940, for periods of time solely as a result of changes in the composition of the index (for example, changes in the relative market capitalization or index weighting of one or more securities represented in the index). Shareholder approval will not be sought if the fund becomes nondiversified due solely to changes in the composition of its benchmark index.

Effective December 1, 2020, the fund will attempt to track the performance of stocks in developed non-U.S. markets by seeking to match the performance of the MSCI EAFE Index Net. The fund will continue to use a full replication strategy, which involves investing substantially all of its assets in all of the stocks in the MSCI EAFE Index Net in proportion to each stock’s weight in the index. There will be no changes to the fund’s policy to normally invest at least 80% of its net assets (including any borrowings for investment purposes) in stocks that are held in its benchmark index.

The MSCI EAFE Index Net is designed to represent the performance of large- and mid-cap securities across developed markets other than the U.S. and Canada. The index includes countries in Europe, Australasia and the Far East (“EAFE”) and covers approximately 85% of the free float-adjusted market capitalization in each country. As of August 31, 2020, the index consisted of 900 securities and the 21 countries represented in the index were: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The index’s performance reflects the reinvestment of all dividends and capital gains and assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid.

The Index is sponsored by MSCI, Inc., which is not affiliated with the fund or its investment adviser or investment subadviser. MSCI, Inc. determines the composition of the index, relative weightings of the securities in the index, and publishes information regarding the market value of the index. The index is reviewed quarterly—in February, May, August and November—with the objective of reflecting change in the underlying equity markets in a timely manner, while limiting undue index turnover. During the May and November semi-annual index reviews, the index is rebalanced and the large- and mid-cap cutoff points are recalculated.

Effective November 19, 2020, the following will be added under “Principal Risks” in section 2:

Nondiversification The fund may, from time to time, become nondiversified due to the composition of its benchmark index and thus invest more of its assets in a smaller number of issuers. A nondiversified fund is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

The date of this supplement is October 1, 2020.

F135-041 10/1/20